                     SUPPLEMENT TO PARTICIPATION AGREEMENT
                         DATED AS OF NOVEMBER 5, 1996
                (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME)

                                     AMONG


            KEMPER VARIABLE SERIES (FORMERLY INVESTORS FUND SERIES)
  ZURICH SCUDDER INVESTMENTS, INC. (FORMERLY SCUDDER KEMPER INVESTMENTS, INC.
                                  AND ZURICH
                           KEMPER INVESTMENTS, INC.)
                  KEMPER DISTRIBUTORS, INC. (FORMERLY ZURICH
                          KEMPER DISTRIBUTORS, INC.)

                                      AND

            ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

The parties hereto agree that Schedule A to the Participation Agreement is amended to read in its entirety as follows:

                                  SCHEDULE A


NAME OF SEPARATE ACCOUNT AND DATE
ESTABLISHED BY BOARD OF DIRECTORS
---------------------------------

Separate Account KG (06/13/96)
Separate Account KGC (06/13/96)
Separate Account VA-K (11/01/90)
Separate Account IMO (06/13/96)
Allmerica Select Separate Account (03/05/92)


CONTRACTS FUNDED
BY SEPARATE ACCOUNT
-------------------

Scudder Gateway Elite
Scudder Gateway Custom
Scudder Gateway Advisor
Scudder Gateway Plus
Scudder Gateway Advisor 2 (No-Load)
Scudder Gateway Incentive (Secondary)
Scudder Gateway Flex Life
Allmerica ExecAnnuity Plus
Allmerica Advantage
Agency C-Shares
Allmerica Accumulator (No-Load)
VUL 2001
Agency VUL 2001
Select VUL 2001
VUL 2001 Survivorship
Allmerica Select Reward
Allmerica Select Acclaim
Allmerica Value Generation (Annuity Scout)
DirectedAdvisorySolutions (Fund Quest)
Allmerica Select Resource
Allmerica Select Charter

DESIGNATED PORTFOLIOS FOR SCUDDER GATEWAY CONTRACTS*
---------------------------------------------------

SCUDDER VARIABLE SERIES I (CLASS A)
-----------------------------------

Scudder 21st Century Growth Portfolio
Scudder Capital Growth Portfolio
Scudder Global Discovery Portfolio
Scudder Growth and Income Portfolio
Scudder Health Sciences Portfolio
Scudder International Portfolio

SCUDDER VARIABLE SERIES II
--------------------------

Scudder Aggressive Growth Portfolio
Scudder Blue Chip Portfolio
Scudder Contrarian Value Portfolio
Scudder Global Blue Chip Portfolio
Scudder Government Securities Portfolio
Scudder Growth Portfolio
Scudder High Yield Portfolio
Scudder International Select Equity Portfolio
Scudder Investment Grade Bond Portfolio
Scudder Money Market Portfolio
Scudder New Europe Portfolio
Scudder Small Cap Growth Portfolio
Scudder Strategic Income Portfolio
Scudder Technology Growth Portfolio
Scudder Total Return Portfolio
SVS Davis Venture Value Portfolio
SVS Dreman Financial Services Portfolio
SVS Dreman High Return Equity Portfolio
SVS Dreman Small Cap Value Portfolio
SVS Eagle Focused Large Cap Growth Portfolio
SVS Focus Value+Growth Portfolio
SVS Index 500 Portfolio
SVS INVESCO Dynamic Growth Portfolio
SVS Janus Growth and Income Portfolio
SVS Janus Growth Opportunities Portfolio
SVS MFS Investors Trust Portfolio
SVS MFS Strategic Value Portfolio
SVS Oak Strategic Equity Portfolio
SVS Turner Mid Cap Growth Portfolio

DESIGNATED PORTFOLIOS FOR ALLMERICA EXECANNUITY PLUS, ALLMERICA ADVANTAGE, AGENCY C-SHARES, ALLMERICA SELECT REWARD, ALLMERICA SELECT ACCLAIM, ALLMERICA SELECT RESOURCE AND ALLMERICA SELECT CHARTER CONTRACTS
--------------------------------------------------------------------------

Scudder Technology Growth Portfolio
SVS Dreman Financial Services Portfolio

DESIGNATED PORTFOLIOS FOR ALLMERICA ACCUMULATOR, ALLMERICA VALUE GENERATION (ANNUITY SCOUT) AND DIRECTEDADVISORYSOLUTIONS (FUND QUEST) CONTRACTS
---------------------------------------------------------------------------

Scudder Government Securities Portfolio

DESIGNATED PORTFOLIOS FOR VUL 2001, AGENCY VUL 2001, SELECT VUL 2001 AND VUL 2001 SURVIVORSHIP CONTRACTS
--------------------------------------------------------------------

Scudder Technology Growth Portfolio


                                       2
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--------------------

* Additional Designated Portfolios may be added at the request of the Fund, Adviser and Underwriter and with the consent of the Company, which consent will not be unreasonably withheld.


IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of May 1, 2002.

                             ALLMERICA FINANCIAL LIFE
    COMPANY                  INSURANCE AND ANNUITY COMPANY

                             By:
                                       -----------------------------------------
                             Name:     Mark A. Hug
                                       -----------------------------------------
                             Title:    President
                                       -----------------------------------------


    FUND                     KEMPER VARIABLE SERIES

                             By:
                                       -----------------------------------------
                             Name:
                                       -----------------------------------------
                             Title:
                                       -----------------------------------------


    ADVISER                  ZURICH SCUDDER  INVESTMENTS, INC.

                             By:
                                       -----------------------------------------
                             Name:
                                       -----------------------------------------
                             Title:
                                       -----------------------------------------


    UNDERWRITER              KEMPER DISTRIBUTORS, INC.

                             By:
                                       -----------------------------------------
                             Name:
                                       -----------------------------------------
                             Title:
                                       -----------------------------------------


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